UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 24, 2007

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Attached as Exhibit 99.1 and incorporated herein is the registrant’s “Director and Executive Officer Code of Ethics,” as amended by the registrant’s board of directors on May 24, 2007 (the “Code of Ethics”). The Code of Ethics, as amended, applies to the registrant’s directors and executive officers, including its principal executive officer, principal financial officer and principal accounting officer. Previously, the Code of Ethics applied to a broader range of officers, including all officers with a title of senior vice president or above. The Code of Ethics was amended to apply more narrowly and specifically to the highest echelons of bank management: directors and executive officers.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
Exhibit 99.1	Director and Executive Officer Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

	By:	/s/ R. Dennis Hennett
	Name:	R. Dennis Hennett
	Title:	Chief Executive Officer

Dated: May 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Director and Executive Officer Code of Ethics